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                                                                    EXHIBIT 99.1

                            STOCK PURCHASE AGREEMENT

  This Stock Purchase Agreement (the "Agreement") is made and entered into as of the 22nd day of March, 2001, by and between the undersigned persons as "Sellers" and NBC Capital Corporation, a Mississippi corporation ("NBC"), as "Buyer."

                                 WITNESSETH:

  WHEREAS, Sellers own 956,504 issued and outstanding shares of common stock of NBC (the "Shares"); and

  WHEREAS, Sellers desire to sell the Shares, and NBC desires to purchase the Shares for $25.10 per share (the "Purchase Price") on the terms hereinafter set forth;

  NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein the parties hereto agree as follows:

                                 SECTION 1
                                 PURCHASE

  1.1 The Purchase. Each Seller hereby sells, transfers and conveys to NBC, and NBC hereby purchases from each Seller the number of Shares set forth on Schedule A hereto. Each Seller hereby tenders to NBC, and NBC hereby acknowledges receipt of, stock certificates representing all of the Shares endorsed in blank by the Seller named thereon.

  1.2 Receipt of the Purchase Price. NBC hereby tenders to the Sellers, and each Seller hereby acknowledges receipt of, the aggregate Purchase Price set forth opposite such Seller's name on Schedule A hereto, in the form of either an official check or a wire transfer of immediately available funds.

                                   SECTION 2
                   REPRESENTATIONS AND WARRANTIES OF SELLERS

  Each of the Sellers hereby makes the following representations and warranties to NBC:

  2.1 Organization and authorization of Seller entities. Each Seller that is a corporation, partnership, limited liability company, trust or other type of entity other than a natural person is duly organized or incorporated, validly existing and in good standing under the laws of the state of its organization. The execution, delivery and performance of this Agreement have been duly authorized and approved by all necessary corporate action on the part of such Sellers. The execution, delivery and
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performance of this Agreement do not require the prior consent of any governmental authority, person or entity, except for any necessary consents that have been obtained. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not:
(i) violate or result in a breach of or default or acceleration under any organizational documents of any Seller, or any instrument or agreement to which any Seller is a party or is bound; (ii) violate any judgment, order, injunction, decree or award against or binding upon any Seller; or (iii) violate any law or regulation of any jurisdiction relating to any Seller.

  2.2 Binding nature of this Agreement. This Agreement is a valid and binding obligation of each of the Sellers enforceable in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights and the application of equitable principles in any action, legal or equitable.

  2.3 Ownership of the Shares. Each of the Shares is owned by the Seller thereof free and clear of all liens, encumbrances, pledges, adverse claims or defects in title. Each Seller represents that the delivery by such Seller to NBC of certificates representing such Seller's Shares, as provided in Section
1.1 of this Agreement, will pass good and marketable title to such Seller's Shares to NBC, free and clear of all liens, encumbrances, claims and equities of every kind. There are no outstanding warrants, options, rights, calls or other commitments of any nature relating to the Shares.

  2.4 No fees or commissions. Other than an agreement to pay Mercer Capital Advisors fees related to this transaction (for which the Sellers are wholly responsible), no Seller or any party acting on behalf of any Seller has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated herein.

  2.5 Representation on Board of Directors. The Sellers have been represented on the Board of Directors of NBC by both James Prude and Sarah Scribner Prude, each of whom has been fully advised of all matters known to the Board of Directors generally about NBC, its financial condition, earnings and prospects. The Sellers, represented by James Prude and Sarah Scribner Prude, approached NBC with a proposal to sell their Shares, including the amount of the Purchase Price.

                                 SECTION 3
                     REPRESENTATIONS AND WARRANTIES OF NBC

  NBC hereby makes the following representations and warranties to each of the
Sellers:

  3.1 Organization of NBC. NBC is a corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi with full corporate power and authority to carry on the business in which it is engaged, to own, lease and operate its properties, and to enter into and perform its obligations under this Agreement,

  3.2 Authorization of Agreement. The execution, delivery and performance of this Agreement have been duly authorized and approved by all necessary corporate action on the part of
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NBC. This Agreement is a valid and binding obligation of Buyer enforceable in accordance with its terms, except as the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights and the application of equitable principles in any action, legal or equitable.

  3.3 No Finder. Neither NBC nor any party acting on behalf of NBC has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated herein, except for fees required to be paid for the delivery of a fairness opinion to the NBC Board of Directors.

  3.4 Regulatory Approvals. All approvals by governmental authorities required for NBC to enter into this Agreement and to consummate the transaction contemplated hereby have been received by NBC, and NBC has filed all required notices with all applicable regulatory authorities.

                                   SECTION 4
                                 MISCELLANEOUS

  4.1 Survival of Representation and Warranties. The representations and warranties contained in this Agreement shall continue to survive forever.

  4.2 Expenses. Each party to this Agreement will pay its own expenses, income and other taxes, and costs (including, without limitation, the fees, disbursements, and expenses of its attorneys, accountants, and consultants) incurred by it in negotiating, preparing, closing, and carrying out this Agreement, the transactions contemplated by this Agreement, and in obtaining any necessary regulatory approvals.

  4.3 Governing Law. The validity, interpretation, and performance of this Agreement will be determined in accordance with the laws of the State of Mississippi applicable to contracts made and to be performed wholly within that State.

  4.4 Counterparts. The Agreement may be executed in counterparts, each of which will be deemed an original, but both of which together shall constitute but one and the same instrument.

  4.5 Headings. The headings, subheadings, and captions in this Agreement and in any exhibit hereto are for reference purposes only and are not intended to affect the meaning or interpretation of this Agreement.

  4.6 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to its subject matter and supersedes all negotiations, prior discussions, agreements, arrangements, and understandings, written or oral, relating to the subject matter of this Agreement.
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  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the day and year first above written.

                        SIGNATURES AND SCHEDULES OMITTED